GOLDMAN SACHS ETF TRUST

Goldman Sachs India Equity ETF

(the “Fund”)

Supplement dated May 13, 2025, to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),

each dated March 21, 2025, as supplemented to date

Effective June 30, 2025, Hiren Dasani will no longer serve as a portfolio manager for the Fund. Raj Garigipati and Basak Yavuz will continue to serve as portfolio managers for the Fund.

Accordingly, effective June 30, 2025, the Fund’s disclosures are modified as follows:

All references to Mr. Dasani in the Summary Prospectus, Prospectus and SAI are deleted in their entirety.

This Supplement should be retained with your Summary Prospectus, Prospectus and SAI for future reference.

INDEQTPMCHGETFSTK 05- 25